SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: July 31, 2001
(Date of earliest event reported)

drkoop.com, Inc.

(exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-26275 (Commission File No.)	95-4697615 (I.R.S. Employer Identification No.)

225 Arizona Avenue, Suite 250
Santa Monica, CA 90401
(Address of Principal executive offices, including zip code)

(310) 395-5700
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

      drkoop.com, Inc. and IVonyx Group Services, Inc. have entered into an amendment to the Asset Purchase Agreement which is attached as Exhibit 10.98 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

10.98	Amendment No. 1 to Asset Purchase Agreement, by and among IVonyx Group Services, Inc., IVonyx, Inc., drkoop.com, Inc., and drkoop LifeCare, Inc. (formerly known as Infusion Acquisition Sub, Inc.), dated as of July 30, 2001.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

drkoop.com, Inc.

Date: July 31, 2001	By	/s/ EDWARD A. CESPEDES

Name: Edward A. Cespedes
Title: President

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EXHIBIT INDEX

Exhibit No.	Description

10.98	Amendment No. 1 to Asset Purchase Agreement, by and among IVonyx Group Services, Inc., IVonyx, Inc., drkoop.com, Inc., and drkoop LifeCare, Inc. (formerly known as Infusion Acquisition Sub, Inc.), dated as of July 30, 2001.

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